Accounts Receivable	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Accounts Receivable

4.  Accounts Receivable

	December 31,
	2015	2014
	(In Thousands)
Trade receivables and other	$50,126	$44,424
Allowance for doubtful accounts	(525)	(684)
	$49,601	$43,740

Sales to our customers are generally unsecured.  Credit is extended to customers based on an evaluation of the customer’s financial condition and other factors.  Concentrations of credit risk with respect to trade receivables are monitored and this risk is reduced due to payment terms of 15 days or less relating to most of our significant customers.  Six customers (including their affiliates) account for approximately 40% of our total net receivables at December 31, 2015.